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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 10, 2003


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2003, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2003-5)


                       AMERIQUEST MORTGAGE SECURITIES INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)
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           DELAWARE                 333-103335              33-0885129
----------------------------       -----------          ----------------
(State or Other Jurisdiction       (Commission          (I.R.S. Employer
of Incorporation)                  File Number)       Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                              92868
----------------------------------------                      ----------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660


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                                       -2-

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On April 10, 2003, a series of certificates, entitled Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, Series 2003-5 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of April 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Ameriquest Mortgage Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company ("Ameriquest") as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of thirteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class A-4 Certificates", "Class A-5 Certificates", "Class A-6 Certificates""Class M-1 Certificates", "Class M-2 Certificates", Class "M-3 Certificates", "Class M-4 Certificates", "Class CE Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $676,249,948.46 as of April 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated April 8, 2003, between Ameriquest and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates were sold by the Depositor to Banc of America Securities LLC (the "Representative"), pursuant to an Underwriting Agreement, dated April 8, 2003 (the "Underwriting Agreement") among the Depositor, Ameriquest and the Representative.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


               INITIAL CERTIFICATE   PASS-THROUGH               INITIAL CERTIFICATE    PASS-
      CLASS        PRINCIPAL            RATE           CLASS   PRINCIPAL BALANCE(1)  THROUGH
                   BALANCE(1)                                                          RATE
-----------------------------------------------------------------------------------------------
A-1...........    $215,200,000      Variable(2)    A-6.........    $90,000,000       4.541(4)
A-2...........    $179,700,000         2.430       M-1.........    $31,500,000       5.224(3)
A-3...........    $101,000,000         3.027       M-2.........    $20,250,000       5.622(3)
A-4...........    $166,800,000        4.272(3)     M-3.........    $13,500,000       6.009(3)
A-5...........    $ 73,050,000        5.369(4)     M-4.........    $ 4,500,000       6.420(3)
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

______________________
(1)  Approximate.
(2) The pass-through rate on the Class A-1 Certificates is generally based on one-month LIBOR plus 0.09%, subject to a rate cap as described in this prospectus supplement.
(3)  Subject to a rate cap as described in this prospectus supplement.
(4) Subject to increase and subject to a rate cap as described in this prospectus supplement.

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                                       -3-


The Certificates, other than the Class CE Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated April 8, 2003 (the "Prospectus Supplement"), and the Prospectus, dated April 3, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



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Item 7.         FINANCIAL STATEMENTS AND EXHIBITS

                (a) Not applicable

                (b) Not applicable

                (c) Exhibits

         Exhibit No.        Description
         -----------        -----------
              4.1           Pooling and Servicing Agreement, dated
                            as of April 1, 2003, by and among
                            Ameriquest Mortgage Securities Inc. as
                            Depositor, Ameriquest Mortgage Company
                            as Master Servicer and Deutsche Bank
                            National Trust Company as Trustee
                            relating to the Series 2003-5
                            Certificates.


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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 10, 2003


                                                AMERIQUEST MORTGAGE
                                                SECURITIES INC.


                                                By:   /s/ John P. Grazer
                                                   ------------------------
                                                Name:     John P. Grazer
                                                Title:    CFO






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INDEX TO EXHIBITS




                                                                  Sequentially
  Exhibit No.  Description                                        Numbered Page
  -----------  -----------                                        -------------
      4.1      Pooling and Servicing Agreement, dated as of April       7
               1, 2003, by and among Ameriquest Mortgage
               Securities Inc. as Depositor, Ameriquest Mortgage
               Company as Master Servicer and Deutsche Bank
               National Trust Company as Trustee relating to the Series 2003-5 Certificates.




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                                   Exhibit 4.1